UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2024

ILEARNINGENGINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40129	85-3961600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6701 Democracy Blvd., Suite 300, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(650) 248-9874

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AILE	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AILEW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends Item 9.01 of the Current Report on Form 8-K filed by iLearningEngines, Inc. (the “Company”) on April 22, 2024 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination. This Amendment No. 1 amends the financial statements provided under Item 9.01(a) in the Original Report to include the unaudited condensed consolidated financial statements of the Company as of and for the three months ended March 31, 2024 and 2023 and the related notes.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited condensed financial statements of the Company as of March 31, 2024 and December 31, 2023 and for the three months ended March 31, 2024 and 2023 and related notes are filed herewith as Exhibit 99.1 and incorporated herein by reference.

Also included herewith as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the three months ended March 31, 2024.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited condensed financial statements of iLearningEngines, Inc. as of March 31, 2024 and December 31, 2023 and for the three months ended March 31, 2024 and 2023.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for iLearningEngines, Inc. for the three months ended March 31, 2024.

104	Cover Page Interactive Data File, formatted in Inline XBRL (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILEARNINGENGINES, INC.

Date: May 16, 2024	By:	/s/ Harish Chidambaran
		Name:	Harish Chidambaran
		Title:	Chief Executive Officer

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